Exhibit 10(a)11

AMENDMENT NO. 3
TO THE
DEFINED CONTRIBUTION RESTORATION PLAN
OF ENTERGY CORPORATION AND SUBSIDIARIES
(As Amended and Restated Effective January 1, 2009)

THIS AMENDMENT, executed this 13th day of December, 2023, and effective January 1, 2024, is made by Entergy Corporation to the Defined Contribution Restoration Plan of Entergy Corporation and Subsidiaries, (As Amended and Restated Effective January 1, 2009) (hereinafter referred to as the “Plan”).
All capitalized terms used in this Amendment No. 3 shall have the meanings assigned to them in the Plan unless otherwise herein defined.
Pursuant to Section 10.01 of the Plan and in accordance with the Resolutions of the Board of Directors adopted at its meeting of December 2, 2022, the Plan is hereby amended as follows to reflect the change in the name of the Personnel Committee of the Board of Directors to the Talent and Compensation Committee of the Board of Directors:
    Definitions.
1.All references in the Plan to “Personnel Committee” shall mean and are replaced with “Talent and Compensation Committee,” and a new Section 1.28 titled, “Talent and Compensation Committee,” is added to the Plan to read as follows:

“1.28    “Talent and Compensation Committee” means the Talent and Compensation Committee of the Board of Directors, as from time to time composed and which previously was called the Personnel Committee of the Board of Directors. References in the Plan to “Personnel Committee” shall mean and are replaced with “Talent and Compensation Committee” and shall include any committee intended to be a successor thereto.”

Where not inconsistent herewith, all the terms and provisions of the Plan shall remain in full force and effect, and Entergy Corporation hereby ratifies and confirms the Defined Contribution Restoration Plan of Entergy Corporation and Subsidiaries (As Amended and Restated Effective January 1, 2009), as amended herein.

    IN WITNESS WHEREOF, this Amendment is executed on the day, month and year set forth above.
ENTERGY CORPORATION
TALENT AND COMPENSATION COMMITTEE
through the undersigned duly authorized representative

_/s/ Kathryn Collins___________________________
KATHRYN COLLINS
Senior Vice President, HR and
Chief Human Resources Officer
2